Exhibit 10.3
EXECUTION COPY
REAFFIRMATION OF SECURITY DOCUMENTS AND FIRST
AMENDMENT TO FIRST LIEN SECURITY AGREEMENT
     THIS REAFFIRMATION OF SECURITY DOCUMENTS AND FIRST AMENDMENT TO FIRST LIEN SECURITY AGREEMENT, dated as of February 15, 2007 (this “Amendment”), is made by ZIFF DAVIS MEDIA INC., a Delaware corporation (the “Company”), each of the entities listed on the signature page hereto as Guarantors (the “Guarantors,” and together with the Company, each a “Grantor” and, collectively, the “Grantors”) and U.S. BANK NATIONAL ASSOCIATION as “Collateral Trustee” (the “Collateral Trustee”) under the Collateral Trust Agreement (as defined below).
WITNESSETH:
     WHEREAS, pursuant to the Indenture, the Grantors (other than the Company) will guarantee payment of all Secured Obligations (as defined in the Collateral Trust Agreement).
     WHEREAS, the Indenture and the Collateral Trust Agreement contemplate that all First Lien Obligations (as defined in the Collateral Trust Agreement) will be secured Equally and Ratably (as defined in the Collateral Trust Agreement) by Liens (as defined in the Collateral Trust Agreement) on all present and future Collateral (as defined in the Security Agreement).
     WHEREAS, pursuant to the terms of that certain Note Purchase Agreement dated as of the date hereof by the Company as “Issuer” thereunder, each of the entities parties thereto as “Guarantors” thereunder, and each of the entities parties thereto as “Purchasers” thereunder (the “Note Purchase Agreement”), the Company is issuing certain Notes (collectively, the “NPA Notes”) to such Purchasers.
     WHEREAS, it is a condition to the closing under the Note Purchase Agreement that the Grantors and the Collateral Trustee enter into this Amendment.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Trustee agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Administrative Agent” is defined in Note Purchase Agreement.
     “Collateral Trust Agreement” means the Collateral Trust Agreement, dated as of April 22, 2005, among the Company, the other Grantors, U.S. Bank National Association as trustee under the Indenture, the Collateral Trustee and any other Secured Debt Representative from time to time party thereto, as such agreement may be amended, modified or supplemented from time to time.
     “Copyright Agreement” means the First Lien Copyright Security Agreement, dated as of April 22, 2005, among the Company, the Guarantors party thereto, the other grantors party thereto from time to time and the Collateral Trustee, as such agreement may be amended, modified or supplemented from time to time.
     “Indebtedness” is defined in the Collateral Trust Agreement.
     “Note Document” is defined in the Collateral Trust Agreement.
     “Obligations” is defined in the Collateral Trust Agreement.
     “Patent Agreement” means the First Lien Patent Security Agreement, dated as of February ___, 2007, among the Company, the Guarantors party thereto, the other grantors party thereto from time to time and the Collateral Trustee, as such agreement may be amended, modified or supplemented from time to time.
     “Security Agreement” means the First Lien Security Agreement, dated as of April 22, 2005, among the Company, the Guarantors, the other grantors party thereto from time to time and the Collateral Trustee, as such agreement may be amended, modified or supplemented from time to time.
     “Security Documents” is defined in the Collateral Trust Agreement.
     “Trademark Agreement” means the First Lien Trademark Security Agreement, dated as of April 22, 2005, among the Company, the Guarantors party thereto, the other grantors party thereto from time to time and the Collateral Trustee, as such agreement may be amended, modified or supplemented from time to time.
     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Security Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO SECURITY AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Security Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Security Agreement shall continue in full force and effect in accordance with its terms.
     SECTION 2.1. Amendment to Section 1(a) of the Security Agreement is hereby amended as follows:

          (a) Section 1(a) of the Security Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “First Amendment” means the Reaffirmation of Security Documents and First Amendment to First Lien Security Agreement, dated as of February [___], 2007, among the Company, the other Grantors party thereto and the Collateral Trustee.
     “First Amendment Effective Date” shall have the meaning provided in the First Amendment.
     “Note Purchase Agreement” means the Note Purchase Agreement, dated as of February ___, 2007, among the Company, the entities parties thereto as “Guarantors”, and the entities parties thereto as “Purchasers”, as such agreement may be amended, modified or supplemented from time to time.
          (b) Each of the following defined terms set forth in Section 1(a) of the Security Agreement is deleted and replaced in its entirety to read in its entirety as follows:
     ““Capital Stock” shall have the meaning set forth for such term in the Indenture or the Note Purchase Agreement.”
     ““Event of Default” shall mean an “Event of Default” as defined in the Indenture or the Note Purchase Agreement.”
     ““Guarantors” means each of:
          (1) Ziff Davis Publishing Holdings Inc., Ziff Davis Publishing Inc., Ziff Davis Development Inc. and Ziff Davis Internet Inc; and
          (2) any other Domestic Subsidiary of Ziff Davis that executes a Note Guarantee in accordance with the provisions of the Indenture or the Note Purchase Agreement, and their respective successors and assigns, in each case, until the Note Guarantee of such Person has been released in accordance with the provisions of the Indenture or the Note Purchase Agreement (as applicable).”
     SECTION 2.2. Amendment to Section 4. Section 4 of the Security Agreement is hereby amended as follows:
          (a) Section 4(a)(ii)(2) of the Security Agreement is hereby amended by inserting “or the Note Purchase Agreement” immediately after the words “the Indenture” appearing therein; and
          (b) Section 4(c)(i)(4) of the Security Agreement is hereby amended by inserting “and the Note Purchase Agreement” immediately after the words “the Indenture” appearing therein.
     SECTION 2.3. Amendment to Section 8. Clause 2 of the second paragraph of Section 8 of the Security Agreement is hereby amended in its entirety to read as follows:

          “as to any Collateral that is sold, transferred or otherwise disposed of by the Company or any other Pledgor to a Person that is not (either before or after such sale, transfer or disposition) the Company or a Restricted Subsidiary of Ziff Davis in a transaction or other circumstance that complies with the “Asset Sale” provisions of the Indenture and the Note Purchase Agreement and is permitted by all of the other Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided that the collateral trustee’s Liens upon the Collateral will not be released if the sale or disposition is subject to Section 5.01 of the Indenture or Section 6.01 of the Note Purchase Agreement;”
     SECTION 2.4. Amendment to Section 9. The second, third and fourth paragraphs of Section 9 of the Security Agreement are hereby deleted and replaced in their entirety to read in their entirety as set forth below:
          “Subject to subsections (b) and (c) of Section 10.03 of the Indenture and subsections (b) and (c) of Section 11.04 of the Note Purchase Agreement, Collateral may be released from the Lien and security interest created by the Security Agreements at any time or from time to time in accordance with the provisions of the Security Agreements. In addition, upon the request of the Company pursuant to an Officers’ Certificate certifying that all conditions precedent hereunder have been met and stating whether or not such release is in connection with an Asset Sale and (at the sole cost and expense of the Company) the Collateral Trustee will release Collateral that is sold, conveyed or disposed of in compliance with the provisions of each of the Indenture and the Note Purchase Agreement; provided that if such sale, conveyance or disposition constitutes an Asset Sale, the Company will apply the Net Proceeds in accordance with Section 4.10 of the Indenture and Section 5.10 of the Note Purchase Agreement. Upon receipt of such Officers’ Certificate the Collateral Trustee shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to the Indenture, the Note Purchase Agreement or the Security Agreements.
          (i) No Collateral may be affirmatively released from the Lien and security interest created by the Security Agreements pursuant to the provisions of the Security Agreements unless the certificate required Section 10.06 of the Indenture and Section 11.03 of the Note Purchase Agreement has been delivered to the Collateral Trustee.
          (ii) At any time when a Default or Event of Default has occurred and is continuing and the maturity of the Notes or the “Notes” issued pursuant to the Note Purchase Agreement has been accelerated (whether by declaration or otherwise) and the Trustee or holders of a majority in principal amount of the “Notes” issued pursuant to the Note Purchase Agreement has delivered a notice of acceleration to the Collateral Trustee, no release of Collateral pursuant to the provisions of the Security Agreements will be effective as against the Holders of Notes or holders of the “Notes” issued pursuant to the Note Purchase Agreement.”
     SECTION 2.5. Schedules. The Schedules to the Security Agreement and each of the Trademark Security Agreement and the Copyright Security Agreement are hereby updated as attached as Schedules to this Amendment.

ARTICLE III
ACKNOWLEDGEMENTS
     SECTION 3.1. Acknowledgements. The Company and each of the Guarantors hereby acknowledges and agrees, for the benefit of the Collateral Trustee and the holders of the NPA Notes, to the following:
          (a) The Indebtedness under the Note Purchase Agreement and the NPA Notes constitutes “First Lien Debt” under and for all purposes of the Security Agreement, the Copyright Agreement, the Trademark Agreement, the Patent Agreement, the Collateral Trust Agreement and all other Security Documents;
          (b) The Indebtedness and other Obligations under the Note Purchase Agreement and the NPA Notes constitute “First Lien Obligations” under and for all purposes of the Security Agreement, the Copyright Agreement, the Trademark Agreement, the Patent Agreement, the Collateral Trust Agreement and all other Security Documents;
          (c) The Liens on the Collateral created by the Security Agreement, the Copyright Agreement, the Trademark Agreement, the Patent Agreement, the Collateral Trust Agreement and all other Security Documents (x) secure the Indebtedness and other Obligations under the Note Purchase Agreement and the NPA Notes, and (y) secure the Indebtedness and other Obligations under the Note Purchase Agreement and the NPA Notes Equally and Ratably with the Indebtedness and other Obligations under the Indenture and the Notes issued thereunder; and
          (d) The Administrative Agent constitutes a “First Lien Representative” under and for all purposes of the Security Agreement, the Copyright Agreement, the Trademark Agreement, the Patent Agreement, the Collateral Trust Agreement and all other Security Documents.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     This Amendment and the amendments, acknowledgements and other provisions contained herein shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts hereof executed on behalf of the Company, the other Grantors and the Collateral Trustee.
ARTICLE V
MISCELLANEOUS
     SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

     SECTION 5.2. Note Document Pursuant to Security Agreement. This Amendment is a Note Document executed pursuant to the Collateral Trust Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Security Agreement and the other Security Documents, as amended hereby.
     SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 5.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 5.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     SECTION 5.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Security Agreement, the Copyright Agreement, the Trademark Agreement, the Collateral Trust Agreement and the other Note Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Security Agreement or any other Note Document, or any right or remedy thereunder. Each of the Grantors hereby confirms, reaffirms and ratifies each of their obligations set forth in the Security Agreement, the Copyright Agreement, the Trademark Agreement, the Collateral Trust Agreement and the other Note Documents, each as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

COMPANY:

ZIFF DAVIS MEDIA INC.

By:

Title:

ZIFF DAVIS PUBLISHING HOLDINGS INC.

By:

Title:

ZIFF DAVIS PUBLISHING INC.

By:

Title:

ZIFF DAVIS DEVELOPMENT INC.

By:

Title:

ZIFF DAVIS INTERNET INC.

By:

Title:

U.S BANK NATIONAL ASSOCIATION, as Collateral Trustee

By:

Title: